Events after the Reporting Period	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Event After The Reporting Period
44.	EVENTS AFTER THE REPORTING PERIOD

(1)
On October 26, 2023, Woori Asset Management Corp. (the surviving company) and Woori Global Asset Management Co., Ltd. (the merged company), subsidiaries of the Group, entered into a merger agreement. On January 10, 2024, the shareholders’ meeting to approve the merger agreement and the board of directors to replace the shareholders’ meeting were held and the resolution was made. The merger registration date is January 29, 2024, and the Parent company’s percentage of ownership in Woori Asset Management Corp. after the merger is
77.5% (3,717,154
shares). On March 29, 2024, the Parent company acquired the remaining shares
(22.5
%) of Woori Asset Management Corp., pursuant to which Woori Asset Management Corp. became a wholly-owned subsidiary of the Group.

(2)
On February 16, 2024, Woori Asset Trust Co., Ltd., a subsidiary of the Group, held the board of directors meeting and has declared the capital increase amount of
 209,952
million Won, and the Parent company participated in the capital increase amount of
 200,000
million Won, corresponding to its ownership (96.7% excluding treasury shares, 79.4% including treasury shares). Additionally, on March 29, 2024, Woori Asset Trust Co., Ltd., a subsidiary of the Group, conducted a complete retirement of its treasury shares. The Parent company acquired additional shares (1.95%) in Woori Asset Trust Co., Ltd. on April 8, 2024.

(3)	On March 14, 2024, the Parent company acquired 9,357,960 treasury shares, and all the acquired shares were completely retired on March 22, 2024.

(4)	On April 26, 2024, the Parent company’s board of directors resolved to pay a quarterly dividend of 180 Won per share (total dividend of 133,657 million Won) with the record date set as March 31, 2024.